Putnam
Municipal
Opportunities
Trust

ANNUAL REPORT

April 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "The fund's slightly shorter duration and large position in transportation holdings -- particularly airline issues -- served it extraordinarily well over the period, as the expanding economy stimulated air travel."

                                --  Blake E. Anderson, manager
                                    Putnam Municipal Opportunities Trust

* Lipper Analytical Services ranked the fund 6 out of 64 closed-end general municipal debt funds tracked for year-to-date performance as of April 30, 1998, placing it in the top 10% of the funds rated.*

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

18 Financial statements

 * Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund ranked 31 out of 63 and 14 out of 62 for 1- and 3-year performance, respectively, as of 4/30/98. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa



Dear Shareholder:

The fragility of market rallies was clearly demonstrated once again as Putnam Municipal Opportunities Trust approached the close of fiscal 1998. The suggestion that the Federal Reserve Board might be assuming a more cautious stance on inflation was enough to stop the bond market's most recent advance in its tracks.

Despite concerns over a possible interest rate increase, your fund continued to show strong performance and delivered positive results at the end of the period. Fund Manager Blake Anderson is confident that the fundamentals -- strong demand, attractive value -- will remain crucial to the fund's success in the months ahead.

In this uncertain environment, Blake continues to focus on maintaining a high level of current tax-free income, consistent with capital preservation. In the following report, he discusses his strategy during the 12 months ended April 30, 1998, and looks at prospects for the fiscal year just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 17, 1998



Report from the Fund Manager
Blake E. Anderson

With the close of its fiscal year on April 30, 1998, Putnam Municipal Opportunities Trust remained one of the leading funds in its competitive field in terms of current income and total return. While its current income positioning has been extremely strong throughout the year, the fund made significant gains in total return over the past six months. These achievements reflect the confluence of a number of positive factors, most notably the success of the fund's leverage, duration management, and portfolio structuring techniques. For complete performance details, please turn to pages 9 and 10.

*MUNICIPAL BOND MARKET BOASTS ATTRACTIVE PRICES, ROBUST SUPPLY AND DEMAND

Without much melodrama, the municipal bond market has become very attractively priced relative to the Treasury market -- a state of affairs that hasn't occurred since the flat-tax scare of 1996. During the last couple of weeks of April, concerns about the economy's ongoing strength and the possibility of interest-rate intervention by the Federal Reserve Board accelerated this trend as long-term municipal bond prices dropped 0.25% and intermediate bond prices declined 0.5%. By the end of the period, municipal bonds (as represented by 30-year insured municipals) were offering almost 90% of the yield of long-term Treasury bonds.

Low interest rates also acted as a catalyst for municipal bond refundings and new issues in recent months, causing the supply of municipal bonds to surge during the first quarter of 1998. In fact, the bond supply has increased approximately 70% compared to the first quarter of 1997. Demand has also increased, as bargain municipal bond prices stimulated investor interest and kept balance in the market.

Also noteworthy is the unusually flat tax-exempt yield curve. With the 30-year bond paying only a modest 30 to 40 basis points over the 10-year bond, investors are not compensated for taking on the higher risk that a longer-maturity bond includes. For this reason, we have found the best value (attractive yield with minimal volatility) in the intermediate range of the yield curve -- in bonds with maturities anywhere from 8 to 15 years.

*DEFENSIVE POSITIONING PROTECTS VALUE WHILE LEVERAGE BOOSTS INCOME

In a defensive move that proved particularly successful, the fund maintained a moderately shorter portfolio duration throughout the annual period. Duration, which is measured in years, indicates a portfolio's sensitivity to changes in interest rates. A shorter duration helps protect principal when interest rates are rising and bond prices are falling. A longer duration allows the fund to capture price appreciation in a declining-rate environment but carries a greater risk of loss should rates rise. As of the end of April, the fund's duration was approximately 8.5 years as compared with an average duration of
9.5 years for its competitive benchmark, the Lehman Brothers Municipal Bond Index. As continued economic strength and market concerns about the potential for Fed action on interest rates precipitated a selloff that pushed up municipal bond yields, the fund's moderately shorter duration helped protect principal value.

At the same time, the fund's use of leveraging helped boost income substantially over the past 12 months. As you may recall, leveraging involves offering preferred shares. These shares, sold to corporate and institutional investors, pay dividends at prevailing short-term rates, which are lower than rates on long-term bonds. We invested the proceeds from the sale in long-term high-yielding municipal bonds. The difference between the rates earned by the fund and the rate paid to preferred shareholders has been used to augment the flow of income for common shareholders.

[GRAPHIC OMITTED: HORIZONTAL BAR CHART OF TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation             22.6%

Health care                19.7%

Utilities                  15.9%

Housing                    12.2%

Cogeneration/
waste management            7.5%

Footnote reads:
* Based on net assets as of 4/30/98. Holdings will vary over time.

*SECTOR STRATEGY CAPITALIZES ON ECONOMIC STRENGTH

The fund's industry emphasis and overall credit quality have remained approximately the same throughout the past 12 months. We continue to concentrate on sectors that are benefiting most from the economy's ongoing expansion. Transportation, particularly airlines and airports, remains the largest portfolio position, and these holdings have played a key role in the fund's strong performance during the annual period. The robust economy has translated into more travelers, while seating capacity has not increased, creating a very profitable scenario for the airline industry.

Once again, utility and health-care bonds also account for a sizable portion of the portfolio. At the end of the period, the fund had significant, though selective, holdings among both investor-owned and municipal utilities. Many of these bonds offer high coupons, and we have made full use of Putnam's extensive credit research capabilities to identify promising issues in this sector. Among our health-care holdings, hospital and elder-care facility bonds continue to represent our largest commitments. This is another sector in which our credit research enabled the fund to benefit from higher-coupon bonds while successfully mitigating the risk of investing in lower-rated securities.

Overall, we have continued to focus on high-coupon bonds in order to generate a steady flow of income. Highly prized by investors, high-coupon bonds tend to provide greater price stability during uncertain market periods. In fact, we have found that the market consistently underprices the value of these issues and our credit research capabilities have consistently enabled us to identify and purchase bonds with the potential to move higher in price.



[GRAPHIC OMITTED: PIE CHART OF CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Ba -- 16.9%

Baa -- 24.8%

A -- 9.9%

AAA -- 41.5%

Aa -- 6.9%

* As a percentage of market value as of 4/30/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

*IN-DEPTH CREDIT ANALYSIS AND CALL PROTECTION ENHANCE PERFORMANCE

Sometimes the absence of problems can be almost as beneficial to performance as any specific proactive strategy. Over the past year, superior credit research and analysis have proved this point again and again, as fund holdings -- especially those that carry ratings below investment grade -- performed exceptionally well without providing any unwelcome credit quality surprises. Below-investment-grade bonds can add tremendously to the fund's income flow, but they also mean greater credit risk and require the most meticulous research efforts. Fortunately, Putnam possesses one of the most diligent credit research teams in the industry and its standards of inspection remain among the most rigorous.

The fund's Washington, DC, general obligation bonds highlight the additional benefits that can accrue from superior credit quality insight. Purchased as B-rated bonds, these bonds have risen in quality to become insurable and now have a high probability of being prerefunded in the near future. By identifying this potential early, the fund was able to realize significant price appreciation on the holdings and stands to benefit further should they become prerefunded.

Managing call risk is another way we seek to provide the highest and most durable level of income. Callable bonds have the option of being called away by the issuer at a certain future date, usually if interest rates are lower than when the bonds were first issued. Over the past year, this phenomenon has been taking place with some regularity in the tax-exempt municipal bond market as older issues reach their call dates, and we have endeavored to balance callable holdings with positions in noncallable bonds or bonds with distant call dates.

*HIGHER RATES LIKELY; DEFENSIVE STRATEGY REMAINS IN PLACE

The Asian crisis has had a dramatic effect on interest rates everywhere in the world except the United States. We have been expecting a slight rise in interest rates for some time, but this had still not occurred as this report was being written. Nevertheless, we consider a rate increase more likely than a decline due to the economy's ongoing strength and the delayed, yet inevitable consequences of the troubles in Asia. Given this expectation, the fund's moderately defensive strategy should continue to serve shareholders well. We currently plan to retain our emphasis on high-coupon holdings while seeking to manage call risk by balancing the portfolio's older, high-coupon holdings with noncallable bonds or those with distant call dates. Should interest rates rise, we will seek opportunities to purchase additional high-coupon bonds in order to maintain the fund's income level.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Municipal Opportunities Trust is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/98
(common shares)

                                                Lehman Bros.
                                    Market       Municipal      Consumer
                              NAV   price       Bond Index    Price Index
------------------------------------------------------------------------------
1 year                      10.06%   6.13%         9.30%         1.44%
------------------------------------------------------------------------------
Life of fund (5/28/93)      41.31   30.31         36.38         12.69
Annual average               7.28    5.53          6.52          2.46
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 4/30/98
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                              12
------------------------------------------------------------------------------
Income                                           $0.926
------------------------------------------------------------------------------
Capital gains1                                      --
------------------------------------------------------------------------------
  Total                                          $0.926
------------------------------------------------------------------------------
                           Series A             Series B         Series C
Preferred shares         (800 shares)        (1,620 shares)   (1,620 shares)
------------------------------------------------------------------------------
Income                    $1,819.35              $689.15          $710.63
------------------------------------------------------------------------------
  Total                   $1,819.35              $689.15          $710.63
------------------------------------------------------------------------------
Share value
(common shares):                    NAV              Market price
------------------------------------------------------------------------------
4/30/97                           $13.61                $13.875
------------------------------------------------------------------------------
4/30/98                            14.05                 13.812
------------------------------------------------------------------------------
Current return (common shares):     NAV              Market price
------------------------------------------------------------------------------
Current dividend rate2              6.45%                 6.56%
------------------------------------------------------------------------------
Taxable equivalent3                10.68                 10.86
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 3/31/98
(most recent calendar quarter)

(common shares)

                                                         Market
                                    NAV                  price
------------------------------------------------------------------------------
1 year                             11.17%                 7.09%
------------------------------------------------------------------------------
Life of fund (5/28/93)             41.65                 33.13
Annual average                      7.46                  6.09
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended April 30, 1998

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust

We have audited the accompanying statement of assets and liabilities of Putnam Municipal Opportunities Trust, including the portfolio of investments owned, as of April 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                     Coopers & Lybrand L.L.P.
Boston, Massachusetts
June 11, 1998



Portfolio of investments owned
April 30, 1998

Key to Abbreviations
AMBAC       - AMBAC Indemnity Corporation
COP         - Certificate of Participation
FGIC        - Financial Guaranty Insurance Company
FHA Insd.   - Federal Housing Administration Insured
FNMA Coll.  - Federal National Mortgage Association Collateralized
FSA         - Financial Security Assurance
GNMA Coll. - Government National Mortgage Association Collateralized G.O. Bonds - General Obligation Bonds
IFB         - Inverse Floating Rate Bonds
IF COP      - Inverse Floating Rate Certificate of Participation
MBIA        - Municipal Bond Investors Assurance Corporation



MUNICIPAL BONDS AND NOTES (98.4%)
PRINCIPAL AMOUNT                                                                 RATINGS(RAT)           VALUE

Alabama (3.8%)
-------------------------------------------------------------------------------------------------------------
          $ 5,000,000  Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                         Disp. James River Corp.), 8s, 9/1/28                     BBB-         $    5,762,500
            7,000,000  Jefferson Cnty., Swr. Rev. Bonds, Ser. D, FGIC,
                         5 3/4s, 2/1/27                                           Aaa               7,323,750
                                                                                               --------------
                                                                                                   13,086,250

Alaska (1.4%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  Valdez, Marine Term. Rev. Bonds (BP Pipeline, Inc.),
                         Ser. B, 5 1/2s, 10/1/28                                  Aa2               5,006,250

Arizona (0.9%)
-------------------------------------------------------------------------------------------------------------
            2,860,000  Scottsdale, Indl. Dev. Auth. Rev. Bonds
                         (Westminster Village), 7 7/8s, 6/1/09                    BB-/P             3,199,625

California (7.0%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  Metropolitan Wtr. Dist. IFB (Southern CA Wtrwks.),
                         7.505s, 8/10/18                                          Aa2               3,450,000
            2,000,000  Orange Cnty., Pub. Fac. Corp. COP (Solid Waste
                         Management), 7 7/8s, 12/1/13                             Baa               2,085,920
            5,000,000  San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
                         MBIA, 6 1/2s, 8/1/17 (SEG)                               Aaa               5,806,250
            6,000,000  San Diego Cnty., COP, AMBAC, 5 5/8s, 9/1/12                Aaa               6,480,000
            3,000,000  San Diego Cnty., IF COP, AMBAC, 6.92s, 9/1/07              Aaa               3,431,250
            3,000,000  Southern CA Pub. Pwr. Auth. IFB, FGIC, 6.62s, 7/1/17       Aaa               3,146,250
                                                                                               --------------
                                                                                                   24,399,670

Colorado (8.7%)
-------------------------------------------------------------------------------------------------------------
                       Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
            6,935,000    8 3/4s, 11/15/23                                         Baa1              7,966,581
            2,505,000    Prerefunded, 8 3/4s, 11/15/23                            Aaa               2,899,538
            2,885,000    MBIA, 8 1/2s, 11/15/23                                   Aaa               3,231,200
              275,000    Prerefunded, MBIA, 8 1/2s, 11/15/23                      Aaa                 307,313
            1,585,000    7 3/4s, 11/15/21                                         Baa1              1,765,294
              415,000    Prerefunded, 7 3/4s, 11/15/21                            Aaa                 466,875
           13,000,000    MBIA, 5.7s, 11/15/25                                     Aaa              13,471,250
                                                                                               --------------
                                                                                                   30,108,051

District of Columbia (3.8%)
-------------------------------------------------------------------------------------------------------------
           12,450,000  DC G.O. Bonds, Ser. A, 6s, 6/1/26                          Ba1              13,041,375

Florida (0.9%)
-------------------------------------------------------------------------------------------------------------
            2,770,000  Broward Cnty., Resource Recvy. Rev. Bonds
                         (SES Broward Cnty., LP South), 7.95s, 12/1/08            A                 2,991,600

Hawaii (0.6%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  HI State Hsg. Fin. & Dev. Corp. Single Fam. Mtge.
                         Rev. Bonds, Ser. A, FNMA Coll., 5 3/4s, 7/1/30           Aa1               2,035,000

Illinois (9.3%)
-------------------------------------------------------------------------------------------------------------
                       Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                         (United Air Lines, Inc.)
           10,470,000    Ser. 84A, 8.85s, 5/1/18                                  Baa2             11,713,313
            8,565,000    Ser. C, 8.2s, 5/1/18                                     Baa2              9,083,696
           10,000,000  IL Hsg. Dev. Auth. Multi-Fam. Rev. Bonds, Ser. 91A,
                         8 1/4s, 7/1/16                                           A1               10,825,000
              700,000  IL Hsg. Dev. Auth. Res. Mtge. IFB, 10.669s, 2/1/20
                         (acquired 5/28/93, cost $792,925) (RES)                  Aa2                 780,500
                                                                                               --------------
                                                                                                   32,402,509

Indiana (0.6%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Indianapolis, Indl. Arpt. Auth. Special Fac. Rev. Bonds
                         (Federal Express Corp.), 7.1s, 1/15/17                   Baa2              2,245,000

Kentucky (1.5%)
-------------------------------------------------------------------------------------------------------------
                       Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                         (Delta Air Lines, Inc.)
            3,400,000    Ser. A, 7 1/2s, 2/1/20                                   Baa3              3,752,750
            1,300,000    Ser. B, 7 1/4s, 2/1/22                                   Baa3              1,428,375
                                                                                               --------------
                                                                                                    5,181,125

Louisiana (2.6%)
-------------------------------------------------------------------------------------------------------------
            5,500,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                         (Continental Grain Co.), 7 1/2s, 7/1/13                  BB                6,084,375
            2,850,000  St. Charles, Parish Poll. Control Rev. Bonds
                         (LA Pwr. & Lt. Co.), 8s, 12/1/14                         Baa3              3,063,750
                                                                                               --------------
                                                                                                    9,148,125

Maryland (1.5%)
-------------------------------------------------------------------------------------------------------------
            4,770,000  MD Cmnty. Dev. Admin. Multi-Fam. Hsg., Ser. E,
                         GNMA Coll., FHA Insd., 6.85s, 5/15/25                    Aa3               5,175,450

Massachusetts (7.8%)
-------------------------------------------------------------------------------------------------------------
                       MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
            3,135,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                      Ba2               3,209,425
            3,000,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                         7 7/8s, 8/15/24                                          BB/P              3,360,000
                       MA State Hsg. Fin. Agcy. Rev. Bonds
            3,855,000    (Residential Dev.), FNMA Coll. 6.9s, 11/15/21            Aaa               4,086,300
           11,280,000    Ser. 53, MBIA, 6.15s, 12/1/29                            Aaa              11,928,600
            3,000,000  MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                         (Southeastern MA), Ser. A, 9s, 7/1/15                    BB-/P             3,390,000
            1,000,000  MA State Indl. Fin. Agcy. Rev. Bonds
                         (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15               BBB-/P            1,078,750
                                                                                               --------------
                                                                                                   27,053,075

Michigan (3.4%)
-------------------------------------------------------------------------------------------------------------
            9,500,000  Detroit, Swr. Disp. Rev. Bonds (Wtr. Supply System),
                         MBIA, 5s, 7/1/25                                         Aaa               9,048,750
            2,500,000  MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                         Ser. A, FSA, 7.55s, 4/1/23                               Aaa               2,728,125
                                                                                               --------------
                                                                                                   11,776,875

Minnesota (0.4%)
-------------------------------------------------------------------------------------------------------------
            1,250,000  Rochester Hlth. Care Fac. IFB (Mayo Foundation),
                         Ser. H, 7.966s, 11/15/15                                 AA+               1,428,125

Mississippi (1.2%)
-------------------------------------------------------------------------------------------------------------
                       Claiborne Cnty., Poll. Control Rev. Bonds
            2,500,000    (Middle South Energy, Inc.), Ser. B, 8 1/4s, 6/1/14      Ba1               2,652,050
            1,350,000    (Syst. Energy Resources, Inc.), 7.3s, 5/1/25             Ba1               1,427,625
                                                                                               --------------
                                                                                                    4,079,675

Nebraska (0.7%)
-------------------------------------------------------------------------------------------------------------
            2,100,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                         Ser. 2, GNMA Coll., 11 1/8s, 9/10/30                     Aaa               2,365,125

Nevada (1.8%)
-------------------------------------------------------------------------------------------------------------
                       Clark Cnty., Indl. Dev. Rev. Bonds
                         (Southwest Gas Corp.)
            2,750,000    Ser. B, 7 1/2s, 9/1/32                                   Baa2              3,049,062
            3,000,000    Ser. A, 6 1/2s, 12/1/33                                  Baa2              3,232,500
                                                                                               --------------
                                                                                                    6,281,562

New Hampshire (1.1%)
-------------------------------------------------------------------------------------------------------------
                       NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
            2,600,000    (Riverwoods at Exeter), Ser. A, 6 1/2s, 3/1/23           BB/P              2,694,250
            1,250,000    (NH College), 6 3/8s, 1/1/27                             BBB-              1,296,875
                                                                                               --------------
                                                                                                    3,991,125

New Jersey (8.3%)
-------------------------------------------------------------------------------------------------------------
            9,000,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                         (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19             BB+               9,956,250
                       NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
            3,500,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                  Baa3              3,841,250
            2,590,000    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                  BB/P              2,842,525
           10,000,000  Salem Cnty., Indl. Poll. Control Fin. Auth. IFB,
                         MBIA, 9.012s, 10/1/29 (acquired 10/28/94,
                         cost $9,750,000) (RES)                                   Aaa              12,387,500
                                                                                               --------------
                                                                                                   29,027,525

New York (1.4%)
-------------------------------------------------------------------------------------------------------------
            4,600,000  NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                         (American Airlines, Inc.), 8s, 7/1/20                    Baa2              4,782,896

North Carolina (0.6%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                         Ser. B, MBIA, 6s, 1/1/22                                 Aaa               2,222,500

Ohio (0.7%)
-------------------------------------------------------------------------------------------------------------
            2,213,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB, Ser. A-2,
                         GNMA Coll., 9.79s, 3/24/31                               Aaa               2,500,690

Pennsylvania (7.7%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                         (Pittsburgh Mercy Hlth. Syst.), AMBAC,
                         5 5/8s, 8/15/26                                          Aaa               5,368,750
            7,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                         Hosp. Rev. Bonds (UTD Hosp.), Ser. B,
                         8 3/8s, 11/1/11                                          AAA               7,568,750
            3,000,000  PA Econ. Dev. Fin. Auth. Wastewtr. Treatment
                         Rev. Bonds (Sun Co., Inc.), Ser. A, 7.6s, 12/1/24        Baa2              3,480,000
            1,000,000  PA State Econ. Dev. Fin. Auth. Res. Recvy.
                         Rev. Bonds (Colver), Ser. D, 7.15s, 12/1/18              BBB-              1,113,750
            3,000,000  PA State Econ. Dev. Fin. Auth. Resource
                         Recvy. Rev. Bonds (Colver), Ser. E, 8.05s, 12/1/15       BB/P              3,450,000
            5,000,000  PA State Higher Ed. Assistance Agcy. Student Loan
                         IFB, AMBAC, 9.48s, 9/1/26                                Aaa               5,781,250
                                                                                               --------------
                                                                                                   26,762,500

South Carolina (1.5%)
-------------------------------------------------------------------------------------------------------------
            4,500,000  Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
                         (Bayerische Motoren Werke), 7.55s, 11/1/24               A-/P              5,191,875

Texas (13.6%)
-------------------------------------------------------------------------------------------------------------
            5,500,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                         (American Airlines, Inc.), 7 1/2s, 12/1/29               Baa2              5,953,750
                       Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                         (St. Luke's Lutheran Hosp.)
            4,800,000    7.9s, 5/1/18                                             AAA/P             5,520,000
            2,000,000    7.9s, 5/1/11                                             AAA/P             2,300,000
           12,000,000    FSA, 6.1s, 11/15/23                                      Aaa              12,900,000
            4,500,000  Brazos River, Poll. Control Auth. Rev. Bonds
                         (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21            Baa1              4,921,875
            4,000,000  Dallas-Fort Worth, Regl. Joint Rev. Bonds, Ser. A,
                         FGIC, 6 5/8s, 11/1/21                                    Aaa               4,250,000
            2,395,000  Jefferson Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
                          Bonds (Baptist Healthcare Syst.), 8 7/8s, 6/1/21        Ba1               2,526,414
            3,000,000  Lower Neches Valley, Indl. Dev. Swr. Auth. Rev. Bonds
                         (Mobil Oil Refining Corp.), 6.4s, 3/1/30                 Aa2               3,255,000
            5,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                         Rev. Bonds (Southwestern Elec. Pwr. Co.),
                         Ser. A, 8.2s, 8/1/11                                     A1                5,650,000
                                                                                               --------------
                                                                                                   47,277,039

Utah (1.8%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  Intermountain Pwr. Agcy. Rev. Bonds, Ser. D,
                         AMBAC, 7 3/4s, 7/1/20                                    A1                5,128,100
            1,000,000  Salt Lake City, Hosp. IFB, AMBAC (IHC Hosps. Inc.),
                         9.616s, 5/15/20                                          Aaa               1,158,750
                                                                                               --------------
                                                                                                    6,286,850

Virginia (1.0%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax Hosp. Syst.),
                         Ser. C, 9.527s, 8/29/23                                  Aaa               3,592,500

Washington (1.9%)
-------------------------------------------------------------------------------------------------------------
            4,000,000  Chelan Cnty., Dev. Corp. Rev. Bonds
                         (Poll. Control-Alcoa), 5.85s, 12/1/31                    A1                4,150,000
            2,250,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32             Aa1               2,444,061
                                                                                               --------------
                                                                                                    6,594,061

Wyoming (0.9%)
-------------------------------------------------------------------------------------------------------------
            2,925,000  Sweetwater Cnty., Solid Waste Disp. Rev. Bonds
                         (FMC Corp.), Ser. A, 7s, 6/1/24                          Baa2              3,213,844
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $331,788,801) (b)                               $  342,447,872
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $348,038,420.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(b)   The aggregate identified cost on a tax basis is $331,788,801, resulting in gross unrealized appreciation and depreciation of $14,112,565 and $3,453,494, respectively, or net unrealized appreciation of $10,659,071.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1998 was $13,168,000 or 3.8% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 1998.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates are current interest rates at April 30, 1998.

      The fund had the following industry group concentrations greater than 10% at April 30, 1998 (as a percentage of net assets):

          Transportation     22.6%
          Health care        19.7
          Utilities          15.9
          Housing            12.2

      The fund had the following insurance concentration greater than 10% at April 30, 1998 (as a percentage of net assets):

          MBIA               16.8%





------------------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1998
                                             Aggregate Face     Expiration       Unrealized
                            Total Value           Value            Date         Depreciation
------------------------------------------------------------------------------------------------------------

Municipal Bond Index (long)  $4,721,438        $4,727,531          Jun-98          $(6,093)
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $331,788,801) (Note 1)                                                $342,447,872
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       7,805,598
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              415,000
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                              52,406
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                      571
---------------------------------------------------------------------------------------------------
Total assets                                                                            350,721,447

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                            689,037
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,249,860
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                599,884
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   23,568
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               21,506
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    547
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       98,625
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         2,683,027
---------------------------------------------------------------------------------------------------
Net assets                                                                             $348,038,420

Represented by
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares
(800 shares issued and outstanding at $50,000 per share) (Note 4)                      $ 40,000,000
---------------------------------------------------------------------------------------------------
Series B and C remarketed preferred shares
(3,240 shares issued and outstanding at $25,000 per share) (Note 4)                      81,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares
(unlimited shares authorized) (Note 1)                                                  225,201,194
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (263,547)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (8,552,205)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               10,652,978
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $348,038,420

Computation of net asset value
---------------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares                                          $121,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                               96,746
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                                 $121,096,746
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                  $226,941,674
---------------------------------------------------------------------------------------------------
Net asset value per common share
($226,941,674 divided by 16,157,092 shares)                                                  $14.05
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended April 30, 1998

Tax exempt interest income:                                                            $21,653,839

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         2,305,785
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             258,662
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          24,741
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,692
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               6,317
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     23,509
--------------------------------------------------------------------------------------------------
Auditing                                                                                    67,135
--------------------------------------------------------------------------------------------------
Legal                                                                                       17,269
--------------------------------------------------------------------------------------------------
Postage                                                                                     14,349
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       24,370
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                     159,768
--------------------------------------------------------------------------------------------------
Other                                                                                       41,367
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,949,964
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (73,307)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,876,657
--------------------------------------------------------------------------------------------------
Net investment income                                                                   18,777,182
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         1,402,055
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                           (695,456)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                   7,410,481
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  8,117,080
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $26,894,262
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                              Year ended April 30
                                                                                      --------------------------------
                                                                                              1998                1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $  18,777,182       $ 15,955,844
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            706,599            816,584
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                7,410,481          2,427,269
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     26,894,262         19,199,697

Distributions to remarketed
preferred shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (3,723,124)        (1,397,016)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$96,746 and $74,751, respectively)                                                        23,171,138         17,802,681
----------------------------------------------------------------------------------------------------------------------

Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (14,961,504)       (15,499,239)
----------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                                                  --           (415,009)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions                                                 81,000,000                 --
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred share offering costs (Note 4)                                       (1,179,044)                --
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             88,030,590          1,888,433

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       260,007,830        258,119,397
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $263,547 and
$415,009, respectively)                                                                $348,038,420       $260,007,830
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at
beginning and end of year                                                                16,157,092         16,157,092
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning of year                                                                               800                800
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares issued (Note 4)                                                   3,240                 --
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
end of year                                                                                   4,040                800
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        May 28, 1993+
operating performance                                                 Year ended April 30                         to April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
(common shares)                                    $13.61           $13.50           $13.23           $13.57           $14.07(e)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.16              .99              .99             1.02              .94(a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .51              .20              .36             (.16)            (.59)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.67             1.19             1.35              .86              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.23)(f)         (.09)            (.09)            (.08)            (.05)(f)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.93)            (.96)            (.99)            (.99)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                     --
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --             (.03)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gains on investments
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --             (.09)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
In excess of capital gains:
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions:                                (1.16)           (1.08)           (1.08)           (1.19)            (.80)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                       (.07)              --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Common share offering costs                            --               --               --             (.01)(g)           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                    $14.05           $13.61           $13.50           $13.23           $13.57
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                                   $13.812          $13.875          $13.625          $12.250          $12.625
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return, at market value
(common shares) (%)(b)                               6.13             9.24            19.64             5.82           (11.22)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (total fund)
(in thousands)                                   $348,038         $260,008         $258,119         $253,785         $259,295
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                         1.30             1.08             1.05              .95              .94 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                         6.64             6.60             6.54             6.04             6.14 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         26.37            20.52            49.97            59.13            60.52 *
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects a waiver of the management fee for the period May 28, 1993 to June 13, 1993.
    As a result of the waiver, expenses of the fund for the period ended April 30, 1994 reflect a reduction of less than $0.01 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, include amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(e) Represents initial net asset value of $14.10 less offering expenses of $0.03.

(f) Series A preferred shares were issued on August 3, 1993. Series B and C preferred shares were issued on July 7, 1997.

(g) Adjustments of the original offering costs to reflect actual costs incurred.




Notes to financial statements
April 30, 1998

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, Inc. ("Putnam Management"), the Fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1998, the fund had a capital loss carryover of approximately $7,225,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

                             Loss Carryover           Expiration
                           ------------------    ------------------
                              $2,644,000            April 30, 2003
                               4,581,000            April 30, 2004

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period for Series A and a 7 day period for Series B and C. The applicable dividend rate for the remarketed preferred shares on April
30, 1998 was Series A 3.59%, Series B 4.25%, and Series C 3.99%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of organization costs and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 1998, the fund reclassified $58,908 to decrease distributions in excess of net investment income and $1,673 to increase paid-in-capital, with an increase to accumulated net realized loss of $60,581. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds and zero coupon bonds are accreted on a yield-to-maturity basis.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $31,878. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services and administrative services is paid quarterly based on the average net assets of the fund, including amounts attributable to any preferred shares that may be outstanding. Such fees in the aggregate are based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At April 30, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1998, fund expenses were reduced by $73,307 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $520 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 1998, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $161,094,737 and $78,626,921, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

On July 7, 1997, the fund issued 1,620 Series B and 1,620 Series C remarketed preferred shares. Proceeds to the fund, before underwriting expenses of $810,000 and offering expenses of $369,044, amounted to $81,000,000. Such offering expenses and the fund underwriting expenditures were paid initially by Putnam Management, and the fund reimbursed Putnam Management for such costs. Theses expenses were charged against net assets of the fund available to common shareholders.

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000, respectively per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1998, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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42871                 6/98